DELAWARE POOLED® TRUST

The Global Real Estate Securities Portfolio
The Real Estate Investment Trust Portfolio II
(each, a "Portfolio" and collectively, the "Portfolios")

Supplement to the Portfolios' Prospectus dated March 1, 2011

The following replaces the sixth paragraph in the section entitled, "Portfolio summary: The Real Estate Investment Trust Portfolio II - What are the Portfolio's investment strategies?":

The Portfolio may hold cash or invest in short-term debt securities and other money market instruments when we believe such holdings are prudent given current market conditions. Except when we believe a temporary defensive approach is appropriate, the Portfolio generally will not hold more than 10% of its total assets in cash or such short-term investments. All of these short-term investments will be in U.S. government securities or instruments of the highest quality as determined by a nationally recognized statistical rating organization (NRSRO) (for example, AAA by Standard & Poor's (S&P) or Aaa by Moody's Investors Service, Inc. (Moody's)) or be of comparable quality as we determine.

The following replaces the information in the section entitled, "Additional Investment Information - Repurchase Agreements":

Repurchase Agreements: An agreement between a buyer, such as a portfolio, and a seller of securities in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

How the Portfolios use them:
While each Portfolio is permitted to do so, it normally does not invest in repurchase agreements except to invest cash balances or for temporary defensive purposes. In order to enter into these repurchase agreements, a Portfolio must have collateral of at least 102% of the repurchase price. Each Portfolio will only enter into repurchase agreements in which the collateral is comprised of U.S. government securities. In the Manager's discretion, the Portfolio may invest overnight cash balances in short-term discount notes issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or government-sponsored enterprises. Each Portfolio may invest in repurchase agreements having a maturity in excess of seven days, together with any other illiquid investments, not in excess of that Portfolio's limit on illiquid securities.

Except when the Manager believes a temporary defensive approach is appropriate, The Global Real Estate Securities Portfolio will not hold more than 5% of its total assets in cash or other short-term investments.

Investments in the Portfolios are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolios, the repayment of capital from the Portfolios, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated July 29, 2011.